Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06
ASSETS

Cash and Cash Equivalents	$154,178	$170,940	$165,191	$136,468	$146,861	$176,425	$150,409	$180,707	$142,887
Securities Available For Sale	1,473,497	1,412,206	1,458,149	1,446,221	1,409,434	1,363,180	1,348,521	1,383,909	1,344,016
FRB and FHLB Stock	20,753	12,240	19,243	19,243	19,352	19,352	19,352	19,352	19,352
Loans Held For Sale	32,276	49,497	35,723	33,535	22,131	22,611	34,774	19,737	19,319

Loans:
Commercial & Industrial	686,304	740,410	770,933	801,369	812,050	831,537	841,430	848,420	836,986
Municipal	92,338	66,533	105,781	106,120	98,128	79,070	156,630	160,357	172,443
Multi-Family	182,085	189,589	181,622	182,541	180,632	185,920	192,563	196,590	195,809
Commercial Real Estate	1,485,031	1,505,880	1,558,221	1,590,457	1,651,247	1,736,665	1,760,621	1,778,202	1,827,096
Construction	138,497	129,901	143,871	174,283	133,799	124,648	173,909	192,165	212,824
Residential Real Estate	666,753	667,676	685,714	688,017	712,133	733,472	724,873	737,462	731,798
Home Equity Credit Lines	277,062	276,640	287,479	294,656	297,649	307,866	316,733	316,465	316,355
Consumer	252,097	249,208	246,889	239,750	242,239	255,239	259,865	257,829	254,719

Total Loans	3,780,167	3,825,837	3,980,510	4,077,193	4,127,877	4,254,417	4,426,624	4,487,490	4,548,030
Less: Allowance for Loan Losses	(57,500)	(57,969)	(58,598)	(59,031)	(59,811)	(60,805)	(61,468)	(60,822)	(61,464)

Net Loans	3,722,667	3,767,868	3,921,912	4,018,162	4,068,066	4,193,612	4,365,156	4,426,668	4,486,566

Acrrued Interest Receivable	25,582	27,376	26,607	28,956	28,443	29,689	29,202	32,621	32,772
Other Assets	57,131	78,963	72,391	70,609	74,841	87,491	90,480	93,377	93,673
Premises and Equipment, net	72,273	72,805	73,927	74,271	72,336	71,632	70,509	69,731	68,568
Mortgage Servicing Rights	10,866	12,562	12,119	11,826	12,074	12,073	12,970	13,741	13,966
Identified Intangibles	21,978	21,972	21,196	20,422	19,648	18,983	18,320	17,655	16,991
Goodwill	216,431	216,697	216,697	216,136	216,136	216,136	216,136	216,038	216,038

Total Assets	$5,807,632	$5,843,126	$6,023,155	$6,075,849	$6,089,322	$6,211,184	$6,355,829	$6,473,536	$6,454,148

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$848,758	$891,244	$907,396	$890,561	$881,954	$934,234	$988,096	$973,752	$929,718
Savings	526,625	541,138	534,286	519,623	514,215	502,525	499,119	489,734	489,944
NOW	894,575	912,175	903,307	890,701	898,720	908,148	891,058	861,000	906,934
CMAs / Money Market	1,472,377	1,491,522	1,603,059	1,577,474	1,527,753	1,418,634	1,592,743	1,749,878	1,584,777
Certificates of Deposit Less than $100,000	780,940	762,188	737,641	735,577	763,502	811,389	814,435	814,289	853,645
Certificates of Deposit $100,000 and Over	311,067	316,025	406,788	424,794	477,019	569,505	607,897	625,682	618,319

Total Deposits	4,834,342	4,914,292	5,092,477	5,038,730	5,063,163	5,144,435	5,393,348	5,514,335	5,383,337

Securities Sold Under Agreements to Repurchase	76,051	75,016	71,056	76,716	91,443	56,775	64,114	56,315	53,238
Other Borrowings	236,446	204,122	182,450	279,755	254,418	296,903	179,552	171,008	288,482
Accrued Expenses and Other Liabilities	54,127	54,452	58,058	52,296	54,721	64,466	63,428	60,488	59,295

Total Liabilities	5,200,966	5,247,882	5,404,041	5,447,497	5,463,745	5,562,579	5,700,442	5,802,146	5,784,352

Stockholders’ Equity:
Common Stock	50,196	50,202	50,202	50,204	50,207	50,210	50,220	50,220	50,235
Surplus	267,248	268,579	270,996	271,338	271,166	273,532	274,429	276,278	272,696
Retained earnings	338,966	348,667	358,858	370,472	381,203	392,312	405,624	419,057	430,811
Treasury, at cost	(76,058)	(72,967)	(71,017)	(69,246)	(68,233)	(67,657)	(65,684)	(60,801)	(64,189)
Other Comprehensive Income	21,964	(3,772)	5,377	672	(13,747)	(4,978)	(14,595)	(18,968)	(25,216)
Director’s Deferred Compensation to be Settled in Stock	4,381	4,562	4,720	4,930	4,996	5,197	5,400	5,604	5,459
Unearned Portion of Employee Restricted Stock	(31)	(27)	(22)	(18)	(15)	(11)	(7)	—	—

Total Stockholders’ Equity	606,666	595,244	619,114	628,352	625,577	648,605	655,387	671,390	669,796

Total Liabilities and Stockholders’ Equity	$5,807,632	$5,843,126	$6,023,155	$6,075,849	$6,089,322	$6,211,184	$6,355,829	$6,473,536	$6,454,148

Prior year amounts reflect the modified retrospective application of SFAS 123R

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTR	QTR	QTR	QTR	QTR	QTR	QTR	QTR	QTR
	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06
Interest Income:
Loans	$49,254	$50,461	$53,090	$56,302	$58,151	$62,786	$68,588	$71,834	$73,265
Investments	15,600	14,822	14,879	15,359	15,061	14,829	14,033	14,960	14,694

Total Interest Income	64,854	65,283	67,969	71,661	73,212	77,615	82,621	86,794	87,959

Interest Expense:
Deposits	8,189	8,539	9,411	10,300	11,268	14,193	17,561	20,904	23,065
Borrowings	1,954	1,820	1,889	2,167	2,959	3,342	2,845	2,857	3,898

Total Interest Expense	10,143	10,359	11,300	12,467	14,227	17,535	20,406	23,761	26,963

Net Interest Income	54,711	54,924	56,669	59,194	58,985	60,080	62,215	63,033	60,996
Provision for Credit Losses	427	1,100	1,025	1,825	1,075	1,400	1,325	1,354	1,533

Net Interest Income after Provision for Credit Losses	54,284	53,824	55,644	57,369	57,910	58,680	60,890	61,679	59,463

Noninterest Income:
Investment Management and Trust	5,296	5,476	5,528	5,322	4,971	5,003	4,996	5,047	5,153
Service Charges on Deposits	4,691	4,775	4,241	4,179	4,041	4,093	4,053	3,926	3,929
Mortgage Servicing	(767)	1,348	(162)	(260)	355	209	658	607	663
Gains on Sales of Loans, Net	1,901	2,895	2,261	2,604	2,131	2,003	2,586	2,301	1,370
Gains (Losses) on Sales of Securities	1,802	240	186	107	0	(1)	7	0	0
Loss on Prepayments of Borrowings	(1,194)	0	0	0	0	0	0	0	0
Credit Card, Net	908	1,022	1,146	1,074	975	1,131	1,237	1,193	1,192
Insurance Commissions, Net	2,626	1,728	1,389	1,223	2,364	1,526	1,341	1,134	2,046
Other	2,740	3,154	3,252	2,674	2,722	3,212	2,900	3,243	3,234

Total Noninterest Income	18,003	20,638	17,841	16,923	17,559	17,176	17,778	17,451	17,587

Noninterest Expense:
Salaries	22,202	22,340	22,482	21,436	21,676	23,911	22,250	21,659	22,917
Employee Benefits	5,971	5,679	5,027	5,281	6,479	4,238	5,784	5,717	5,752
Net Occupancy	6,026	5,752	5,481	5,410	6,326	6,024	5,844	5,900	6,150
Data Processing	2,293	1,985	994	916	775	810	921	951	971
Amortization of Intangibles	755	772	776	774	774	664	665	665	665
Conversion and Restructuring Charges	152	1,318	505	291	0	0	0	0	0
Other	9,256	9,410	10,124	9,782	10,182	10,582	9,948	11,097	9,945

Total Noninterest Expense	46,655	47,256	45,389	43,890	46,212	46,229	45,412	45,989	46,400

Income Before Income Taxes	25,632	27,206	28,096	30,402	29,257	29,627	33,256	33,141	30,650
Income Tax Expense	9,008	9,405	9,784	10,459	10,175	10,167	11,572	11,328	10,452

Net Income	$16,624	$17,801	$18,312	$19,943	$19,082	$19,460	$21,684	$21,813	$20,198

Prior year amounts reflect the modified retrospective application of SFAS 123R and the reclassification of franchise tax from income tax expense to other noninterest expense.

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD
	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06
Per Common Share
Earnings, Basic	$0.36	$0.39	$0.40	$0.43	$0.41	$0.42	$0.47	$0.46	$0.43
Earnings, Diluted	0.36	0.38	0.39	0.43	0.41	0.41	0.46	0.46	0.43
Dividends	0.16	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18

Book Value	13.20	12.90	13.39	13.56	13.48	13.97	14.08	14.34	14.33
Tangible Book Value	8.01	7.73	8.24	8.45	8.40	8.90	9.04	9.35	9.34

Credit Quality
Nonperforming Assets (including OREO)	$20,657	$20,624	$21,565	$20,024	$20,692	$23,150	$18,299	$16,194	$24,844
90 Days past due and still accruing	3,201	3,777	3,140	2,604	4,543	1,981	2,720	3,038	3,323

Total	$23,858	$24,401	$24,705	$22,628	$25,235	$25,131	$21,019	$19,232	$28,167
Nonperforming Assets to Loans Plus OREO	0.55%	0.54%	0.54%	0.49%	0.50%	0.54%	0.41%	0.36%	0.55%

Allowance for loan losses	$57,500	$57,969	$58,598	$59,031	$59,811	$60,805	$61,468	$60,822	$61,464
Reserve for unfunded commitments	—	—	—	—	—	—	—	1,200	1,200

Allowance for credit losses	$57,500	$57,969	$58,598	$59,031	$59,811	$60,805	$61,468	$62,022	$62,664

Allowance for credit losses to Loans	1.52%	1.52%	1.47%	1.45%	1.45%	1.43%	1.39%	1.38%	1.38%
Allowance for credit losses to Loans (excluding munis)	1.56%	1.54%	1.51%	1.49%	1.48%	1.46%	1.44%	1.43%	1.43%
Allowance for credit losses to NPLs (excluding OREO)	278.85%	281.70%	284.76%	296.41%	289.29%	262.71%	335.92%	392.06%	257.81%

Gross Charge-offs	$1,251	$1,433	$1,654	$2,821	$1,154	$1,313	$1,668	$1,840	$1,753
Gross Recoveries	860	802	1,258	1,428	859	907	1,006	1,040	862

Net Charge-offs	$391	$631	$396	$1,393	$295	$406	$662	$800	$891

Net Charge-off Ratio	0.01%	0.02%	0.01%	0.03%	0.01%	0.01%	0.01%	0.02%	0.02%

Average Balance Sheet Data
Securities	$1,530,534	$1,449,419	$1,440,938	$1,495,302	$1,450,210	$1,409,045	$1,341,648	$1,378,688	$1,391,413
Loans, Net	3,701,494	3,777,039	3,892,431	4,000,917	4,057,647	4,174,491	4,316,317	4,408,205	4,455,403
Earning Assets	5,292,868	5,294,057	5,414,750	5,572,226	5,568,124	5,644,833	5,738,499	5,895,121	5,915,366
Total Assets	5,792,012	5,806,965	5,938,318	6,097,711	6,068,272	6,151,863	6,257,730	6,418,971	6,430,410
Deposits	4,808,334	4,868,682	5,017,991	5,128,344	5,000,949	5,085,064	5,270,406	5,454,388	5,377,674
Borrowings	339,983	290,730	267,323	291,919	386,613	367,617	272,257	246,660	321,073
Stockholders’ Equity	593,969	596,449	599,183	623,515	629,371	637,904	651,667	660,353	671,058

Common Shares Outstanding	45,954,210	46,134,686	46,241,091	46,341,819	46,401,555	46,437,041	46,556,737	46,829,048	46,748,381
Weighted Average Common Shares Outstanding	45,898,854	46,045,415	46,188,260	46,293,418	46,384,816	46,414,471	46,519,124	46,689,991	46,804,242
Weighted Average Common and Common Equivalent Shares Outstanding	46,522,363	46,557,193	46,863,102	46,959,927	46,918,134	46,900,608	47,108,614	47,291,129	47,401,157

Return on Average Tangible Equity	19.04%	20.20%	20.39%	20.72%	19.94%	19.58%	20.80%	20.47%	18.92%
Return on Average Equity	11.26%	12.00%	12.16%	12.72%	12.30%	12.24%	13.20%	13.11%	12.21%
Return on Average Tangible Assets	1.24%	1.32%	1.31%	1.39%	1.36%	1.35%	1.46%	1.43%	1.35%
Return on Average Assets	1.15%	1.23%	1.23%	1.30%	1.28%	1.27%	1.37%	1.35%	1.27%
Net Yield on Earning Assets	4.17%	4.18%	4.20%	4.27%	4.30%	4.29%	4.35%	4.30%	4.20%
Efficiency Ratio	62.16%	58.78%	59.36%	55.81%	58.07%	59.87%	54.57%	54.37%	56.61%

Tangible Capital Ratio (TCR)	6.61%	6.36%	6.59%	6.71%	6.66%	6.92%	6.88%	7.01%	7.02%
TCR without Other Comprehensive Income	6.26%	6.42%	6.51%	6.70%	6.87%	6.99%	7.09%	7.28%	7.38%
Leverage Ratio	8.41%	8.45%	8.52%	8.54%	8.79%	9.10%	9.13%	9.21%	9.38%
Tier 1 Capital Ratio	10.52%	10.61%	10.31%	10.61%	10.62%	10.73%	10.90%	11.23%	11.61%
Total Capital Ratio	11.77%	11.86%	11.50%	11.82%	11.81%	11.92%	12.07%	12.40%	12.82%

Prior year amounts reflect the modified retrospective application of SFAS 123R

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended March 31, 2006

	2006			2005
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense(1)	Rate(1)	Balance	Expense(1)	Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$819,350	$14,829	7.34%	$797,135	$11,897	6.05%
Municipal	167,123	$1,972	4.72%	99,817	829	3.32%
Multi family	196,272	$3,305	6.73%	181,487	2,767	6.10%
Commercial Real Estate	1,812,236	30,031	6.72%	1,620,541	23,406	5.86%
Construction	205,858	3,606	7.01%	160,528	2,331	5.89%
Residential Real Estate	749,140	11,016	5.88%	719,294	9,850	5.48%
Home Equity	313,045	5,678	7.36%	295,371	4,027	5.53%
Consumer	254,068	3,554	5.67%	242,967	3,416	5.70%

Total Loans	4,517,092	73,991	6.63%	4,117,140	58,523	5.75%

Investments:
Taxable	1,390,914	14,617	4.20%	1,448,917	15,043	4.15%
Tax-Favored Securities	499	8	6.73%	1,293	21	6.67%
Interest-Bearing Deposits in Banks	250	2	2.79%	150	1	1.51%
Federal Funds Sold	6,611	69	4.22%	624	5	3.13%

Total Interest-Earning Assets	5,915,366	88,687	6.05%	5,568,124	73,593	5.33%

NonInterest-Earning Assets	576,733			559,641
Allowance for Loan Losses	(61,689)			(59,493)

Total Assets	$6,430,410			$6,068,272

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	491,024	712	0.59%	519,094	454	0.35%
Now	869,710	1,431	0.67%	862,986	719	0.34%
CMA/Money Market	1,641,966	9,253	2.29%	1,556,726	3,901	1.02%
Certificates of Deposit less than $100,000	832,148	6,018	2.93%	760,923	3,781	2.02%
Certificates of Deposit $100,000 and over	621,674	5,651	3.69%	420,139	2,413	2.33%

Total Interest-Bearing Deposits	4,456,522	23,065	2.10%	4,119,868	11,268	1.11%

Borrowings	256,497	3,533	5.59%	269,496	2,540	3.82%
Repos	64,576	365	2.29%	117,117	419	1.45%

Total Interest-Bearing Liabilities	4,777,595	26,963	2.29%	4,506,481	14,227	1.28%

NonInterest-Bearing Liabilities:

Demand Deposits	921,152			881,080
Other Liabilities	60,605			51,340

Total Liabilities	5,759,352			5,438,901

Stockholders’ Equity	671,058			629,371

Total Liabilities and Stockholders’ Equity	$6,430,410			6,068,272

Net Interest Income		$61,724			$59,366

Interest Rate Spread (2)			3.76%			4.05%

Net Yield on Earning Assets (3)			4.20%			4.30%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the First Quarter Ended March 31, 2006 v.s. Fourth Quarter Ended December 31, 2005

	3/31/2006			12/31/2005
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$819,350	$14,829	7.34%	$847,452	$15,110	7.07%
Municipal	167,123	$1,972	4.72%	158,044	1,860	4.71%
Multi family	196,272	$3,305	6.73%	193,077	3,248	6.73%
Commercial Real Estate	1,812,236	30,031	6.72%	1,756,346	29,108	6.58%
Construction	205,858	3,606	7.01%	188,726	3,250	6.74%
Residential Real Estate	749,140	11,016	5.88%	751,154	10,795	5.75%
Home Equity	313,045	5,678	7.36%	316,647	5,483	6.87%
Consumer	254,068	3,554	5.67%	258,902	3,656	5.60%

Total Loans	4,517,092	73,991	6.63%	4,470,348	72,510	6.44%
Investments:
Taxable	1,390,914	14,617	4.20%	1,377,835	14,467	4.20%
Tax-Favored Securities	499	8	6.73%	853	13	6.19%
Interest-Bearing Deposits in Banks	250	2	2.79%	250	2	2.68%
Federal Funds Sold	6,611	69	4.22%	45,835	472	4.08%

Total Interest-Earning Assets	5,915,366	88,687	6.05%	5,895,121	87,464	5.89%

NonInterest-Earning Assets	576,733			585,993
Allowance for Loan Losses	(61,689)			(62,143)

Total Assets	$6,430,410			$6,418,971

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	491,024	712	0.59%	492,538	634	0.51%
Now	869,710	1,431	0.67%	853,946	1,154	0.54%
CMA/Money Market	1,641,966	9,253	2.29%	1,685,040	8,255	1.94%
Certificates of Deposit less than $100,000	832,148	6,018	2.93%	816,388	5,459	2.65%
Certificates of Deposit $100,000 and over	621,674	5,651	3.69%	635,402	5,402	3.37%

Total Interest-Bearing Deposits	4,456,522	23,065	2.10%	4,483,314	20,904	1.85%
Repos	64,576	365	2.29%	62,735	296	1.87%
Other Borrowings	256,497	3,533	5.59%	183,925	2,561	5.52%
Total Interest-Bearing Liabilities	4,777,595	26,963	2.29%	4,729,974	23,761	1.99%

NonInterest-Bearing Liabilities:
Demand Deposits	921,152			971,074
Other Liabilities	60,605			57,570

Total Liabilities	5,759,352			5,758,618
Stockholders' Equity	671,058			660,353

Total Liabilities and Stockholders’ Equity	$6,430,410			$6,418,971

Net Interest Income		$61,724			$63,703

Interest Rate Spread (2)			3.76%			3.90%
Net Yield on Earning Assets (3)			4.20%			4.30%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.